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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement pertaining to the 1996 Stock Plan of our report dated January 21, 2000 included in Foundry Networks, Inc.'s Form 10-K for the year ended December 31, 1999.

                                                        /s/  ARTHUR ANDERSEN LLP

San Jose, California
July 18, 2000